UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 4, 1999
                        (Date of earliest event reported)

                         CSI COMPUTER SPECIALISTS, INC.
             (Exact name of Registrant as specified in its Charter)

        Delaware                   0-26464                   52-1599610
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                       Identification Number)

                               904 Wind River Lane
                                    Suite 100
                          Gaithersburg, Maryland 20878
          (Address of principal executive offices, including zip code)

                                 (301) 921-8860
              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountants.

         On February 4, 1999, CSI Computer Specialists, Inc. (the "Company") engaged Goldstein Golub Kessler LLP as the Company's principal accountants.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CSI COMPUTER SPECIALISTS, INC.



Date:  February 9, 1999                     By:  /s/ James D. Boccabella
                                                 -------------------------------
                                                     James D. Boccabella
                                                     Chief Financial Officer